UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

INNOVEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19120 Kenswick Drive, Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

(346) 398-0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	INVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2026, Innovex International, Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company’s press release announcing its results for the quarter ended March 31, 2026 contain certain non-GAAP financial measures (as defined under the Securities and Exchange Commission’s Regulation G). Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP. The Company has provided reconciliations within the press release of the non-GAAP measures to the most directly comparable GAAP financial measure.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing its results for the quarter ended March 31, 2026. A copy of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and on the Company’s investor relations website (https://investors.innovex-inc.com) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued May 4, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovex International, Inc.

Date: May 4, 2026	By:	/s/ Kendal Reed
Kendal Reed
Chief Financial Officer